Exhibit 99.2AC

ADIA—R

VERONICA BEARD
bluemercury

Q3 2020

SUPPLEMENTAL REPORTING INFORMATION

ACADIA REALTY TRUST

EALTY TRUST—Q2 2018 SUPPLEMENTAL REPORTING INFORMATIO

Table of Contents		Supplemental Report – September 30, 2020

Section I - Third Quarter 2020 Earnings Press Release
Section II - Financial Information		Section III – Core Portfolio Information

Company Information	4	Core Properties	26
Market Capitalization	5	Core Top Tenants	30
Operating Statements		Core Lease Expirations	31
Consolidated Income Statements	6	Core New and Renewal Rent Spreads	32
Income Statement - Pro-rata Adjustments	8	Core Capital Expenditures	33
Consolidated Balance Sheet	9
Balance Sheet - Pro-rata Adjustments	10
Funds from Operations (“FFO”), Adjusted FFO (“AFFO”)	12	Section IV - Fund Information
EBITDA	13
Same Property Net Operating Income	14	Fund Overview	34
Fee Income	15	Fund Properties	35
Structured Financing	16	Fund Lease Expirations	38
Other Information		Development and Redevelopment Activity	39
Transactional Activity	17
Net Asset Valuation Information	18
Selected Financial Ratios	19	Section V – Other Information
Debt Analysis
Summary	21	Portfolio Composition	41
Detail	22
Maturities	24	Important Notes	42

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – September 30, 2020		Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its Core Portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Amy Racanello	Symbol AKR
	Suite 300	Senior Vice President,
	Rye, NY 10580	Capital Markets & Investments
(914) 288-3345
aracanello@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Citigroup - Global Markets	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Katy McConnell - (212) 816-4471	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	katy.mcconnell@citi.com	tthomas@key.com

	Green Street Advisors	Compass Point Research & Trading	J.P. Morgan Securities, Inc.
	Vince Tibone - (949) 640-8780	Floris van Dijkum - (646) 757-2621	Michael W. Mueller, CFA - (212) 622-6689
	vtibone@greenstreetadvisors.com	fvandijkum@compasspointllc.com	michael.w.mueller@jpmorgan.com

	Jefferies	SunTrust Bank
	Linda Tsai - (212) 778-8011	Ki Bin Kim, CFA – (212) 303-4124
	ltsai@jefferies.com	kibin.kim@suntrust.com

4

Market Capitalization
Supplemental Report – September 30, 2020	(Including pro-rata share of Fund debt, in thousands)

					Changes in Total Outstanding Common				Weighted Average
	Total Market			Capitalization	Shares and OP Units (in thousands)				Diluted EPS		FFO
	Capitalization ($)%			Based on Net Debt [1]		Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	86,266				Balance at 12/31/2019	87,050	5,015	92,065
Common Operating Partnership ("OP") Units	4,891				Other	11	233	244
Combined Common Shares and OP Units	91,157				Share repurchases	(1,219)	—	(1,219)
					OP Conversions	148	(113)	35
Share Price at September 30, 2020	$10.50				Balance at 3/31/2020	85,990	5,135	91,125	86,972	86,972	92,785	92,785
					Other	15	16	31
Equity Capitalization - Common Shares and OP Units	$957,149				OP Conversions	260	(260)	—
Preferred OP Units	4,879	[2]			Balance at 6/30/2020	86,265	4,891	91,156	86,180	86,576	91,648	92,137
Total Equity Capitalization	962,028		46%	46%	Other	1	—	1
					Balance at 9/30/2020	86,266	4,891	91,157	86,309	86,486	91,224	91,978
Debt Capitalization
Consolidated debt	1,796,275
Adjustment to reflect pro-rata share of debt	(644,816)
Total Debt Capitalization	1,151,459		54%	54%

Total Market Capitalization	$2,113,487	[3]	100%	100%

__________

1.	Reflects debt net of Core Portfolio cash of $8,357 and pro-rata share of Funds cash of $3,908 for total cash netted against debt of $12,265.

2.	Represents 188 Series A and 126,593 Series C Preferred OP Units convertible into 25,067 and 439,556 Common OP Units, respectively, multiplied by the Common Share price at quarter end.

3.	Market capitalization comprises (fixed-rate debt includes notional principal fixed through interest rate swap transactions):

5

Consolidated Income Statement
Supplemental Report – September 30, 2020	(in thousands)

	September 30, 2020 [1]
CONSOLIDATED INCOME STATEMENT	Quarter	Year to Date
Revenues
Rental income	$50,300	$183,396
Other	981	3,078
Total revenues	51,281	186,474
Operating expenses
Depreciation and amortization	34,457	101,627
General and administrative	8,625	26,415
Real estate taxes	10,689	31,833
Property operating	11,559	41,685
Impairment charges	—	51,549
Total operating expenses	65,330	253,109

Gain on disposition of properties	24	509
Operating loss	(14,025)	(66,126)
Equity in losses of unconsolidated affiliates	(624)	(155)
Interest and other income	2,132	7,156
Realized and unrealized holding (losses) gains on investments and other	(7,946)	79,335
Interest expense	(17,752)	(54,373)
Loss from continuing operations before income taxes	(38,215)	(34,163)
Income tax (provision) benefit	(74)	741
Net loss	(38,289)	(33,422)
Net loss attributable to noncontrolling interests	29,259	35,388
Net (loss) income attributable to Acadia	$(9,030)	$1,966

6

Income Statement - Detail
Supplemental Report – September 30, 2020	(in thousands)

	September 30, 2020 [1]
CORE PORTFOLIO AND FUND INCOME	Quarter	Year to Date
PROPERTY REVENUES
Minimum rents	$46,142	$150,203
Percentage rents	42	361
Expense reimbursements - CAM	5,671	16,768
Expense reimbursements - Taxes	8,723	24,903
Other property income	616	2,027
Total Property Revenues	61,194	194,262

PROPERTY EXPENSES
Property operating - CAM	7,992	26,081
Other property operating (Non-CAM)	3,966	9,934
Real estate taxes	10,689	31,833
Total Property Expenses	22,647	67,848

NET OPERATING INCOME - PROPERTIES	38,547	126,414

OTHER INCOME (EXPENSE)
Interest income	2,132	7,156
Straight-line rent income (expense)	(12,051)	(15,483)
Above/below-market rent income (expense)	2,273	8,115
Interest expense [2]	(16,574)	(48,897)
Amortization of finance costs	(1,121)	(4,041)
Above/below-market interest income (expense)	26	78
Asset and property management income (expense)	(69)	(277)
Other income (expense)	59	(207)
Finance lease interest expense	(83)	(1,513)
Impairment charges	—	(51,549)
CORE PORTFOLIO AND FUND INCOME	13,139	19,796

FEE INCOME
Asset and property management fees	191	524
Net promote and other transactional income	(7,906)	73,048
Transactional fees [3]	43	157
Income tax (provision) benefit	(74)	741
Total Fee (Loss) Income	(7,746)	74,470

General and Administrative	(8,625)	(26,415)

Depreciation and amortization	(34,357)	(101,310)
Non-real estate depreciation and amortization	(100)	(317)
Gain on disposition of properties	24	509
(Loss) before equity in earnings and noncontrolling interests	(37,665)	(33,267)

Equity in losses of unconsolidated affiliates	(624)	(155)
Noncontrolling interests	29,259	35,388

NET (LOSS) INCOME ATTRIBUTABLE TO ACADIA	$(9,030)	$1,966

7

Income Statement – Pro Rata Adjustments
Supplemental Report – September 30, 2020	(in thousands)

	Quarter Ended September 30, 2020		Year to Date September 30, 2020
CORE PORTFOLIO AND FUND INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
PROPERTY REVENUES
Minimum rents	$(16,900)	$7,951	$(58,468)	$27,103
Percentage rents	(2)	1	(219)	43
Expense reimbursements - CAM	(2,891)	852	(8,523)	2,818
Expense reimbursements - Taxes	(2,491)	1,718	(7,548)	6,058
Other property income	(352)	89	(1,086)	193
Total Property Revenues	(22,636)	10,611	(75,844)	36,215

PROPERTY EXPENSES
Property operating - CAM	(3,793)	875	(13,462)	2,916
Other property operating (Non-CAM)	(1,775)	209	(5,234)	728
Real estate taxes	(3,628)	2,166	(10,948)	6,892
Total Property Expenses	(9,196)	3,250	(29,644)	10,536
NET OPERATING INCOME - PROPERTIES	(13,440)	7,361	(46,200)	25,679

OTHER INCOME (EXPENSE)
Interest income	(108)	—	(563)	—
Straight-line rent income (expense)	8,319	(817)	7,855	(1,054)
Above/below-market rent income (expense)	(2,323)	2,398	(4,540)	2,844
Interest expense [2]	8,871	(2,838)	26,775	(8,863)
Amortization of finance costs	738	(243)	2,917	(882)
Above/below-market interest income (expense)	—	21	—	63
Asset and property management income (expense)	278	(382)	784	(1,066)
Other income (expense)	(213)	314	(515)	338
Finance lease interest expense	61	—	181	—
Impairment charges	—	—	39,149	—
CORE PORTFOLIO AND FUND INCOME	2,183	5,814	25,843	17,059

FEE INCOME
Asset and property management fees	3,504	144	11,232	362
Promote income from funds, net	—	—	—	—
Net promote and other transactional income	5,666	—	(51,938)	—
Transactional fees [3]	1,423	72	4,620	401
Income tax (provision) benefit	26	(12)	84	(27)
Total Fee (Loss) Income	10,619	204	(36,002)	736

General and Administrative	186	(80)	660	(199)
Depreciation and amortization	15,813	(6,562)	45,477	(17,751)
Non-real estate depreciation and amortization	—	—	—	—
Gain on disposition of properties	(18)	—	(392)	—
(Loss) before equity in earnings and noncontrolling interests	28,783	(624)	35,586	(155)

Equity in losses of unconsolidated affiliates	—	—	—	—
Noncontrolling interests [6]	476	—	(198)	—

NET (LOSS) INCOME ATTRIBUTABLE TO ACADIA	$29,259	$(624)	$35,388	$(155)

8

Balance Sheet
Supplemental Report – September 30, 2020	(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Land	$771,508	The components of Real estate under development, at cost are as follows:
Buildings and improvements	3,006,179	Core	$63,946
Construction in progress	7,605	Fund II	39,921
Right-of-use assets - finance leases	25,086	Fund III	23,266
Right-of-use assets - operating leases, net	89,615	Fund IV	141,165
	3,899,993	Total	$268,298
Less: Accumulated depreciation and amortization	(552,562)
Operating real estate, net	3,347,431	Summary of other assets, net:
Real estate under development	268,298	Deferred charges, net	$30,032
Net investments in real estate	3,615,729	Prepaid expenses	16,527
Notes receivable, net	134,798	Other receivables	4,755
Investments in and advances to unconsolidated affiliates	240,414	Derivative financial instruments	—
Lease intangibles, net	109,488	Accrued interest receivable	12,471
Other assets, net	73,682	Income taxes receivable	2,301
Cash and cash equivalents	16,108	Due from seller	3,682
Restricted cash	13,673	Corporate assets, net	1,288
Straight-line rents receivable, net	27,820	Deposits	1,712
Rents receivable	19,696	Deferred tax assets	914
Total Assets	$4,251,408	Total	$73,682

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$1,159,688	Summary of accounts payable and other liabilities:
Unsecured notes payable, net	502,500	Lease liability - finance leases, net	$6,194
Unsecured line of credit	127,400	Lease liability - operating leases, net	89,437
Accounts payable and other liabilities	314,768	Accounts payable and accrued expenses	71,393
Lease intangibles, net	79,343	Deferred income	32,325
Dividends and distributions payable	147	Tenant security deposits, escrow and other	12,215
Distributions in excess of income from, and investments in, unconsolidated affiliates	15,462	Derivative financial instruments	103,204
Total Liabilities	2,199,308	Total	$314,768
Shareholders' Equity
Common shares	86
Additional paid-in capital	1,695,338
Accumulated other comprehensive loss	(85,873)
Distributions in excess of accumulated earnings	(156,321)
Total Acadia shareholders’ equity	1,453,230
Noncontrolling interests	598,870
Total equity	2,052,100
Total Liabilities and Shareholders' Equity	$4,251,408

9

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – September 30, 2020	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
Real estate
Land	$(185,484)	$68,567
Buildings and improvements	(981,046)	270,574
Construction in progress	(4,001)	256
Right-of-use assets - finance leases	(4,129)	24,393
Right-of-use assets - operating leases, net	(36,756)	—
	(1,211,416)	363,790
Less: Accumulated depreciation and amortization	111,878	(50,381)
Operating real estate, net	(1,099,538)	313,409
Real estate under development	(155,199)	4,201
Net investments in real estate	(1,254,737)	317,610
Notes receivable, net	(28,568)	—
Investments in and advances to unconsolidated affiliates	(88,187)	(133,883)
Lease intangibles, net	(31,999)	8,268
Other assets, net	4,554	2,176
Cash and cash equivalents	(8,253)	4,410
Restricted cash	(9,801)	1,424
Straight-line rents receivable, net	(6,639)	4,358
Rents receivable	(7,115)	1,576
Total Assets	$(1,430,745)	$205,939

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$(729,320)	$180,481
Unsecured notes payable, net	(92,347)	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(69,522)	23,470
Lease intangibles, net	(20,885)	8,543
Lease liability - finance leases	(4,514)	8,903
Lease liability - operating leases	(38,000)	4
Dividends and distributions payable	—	—
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(15,462)
Total Liabilities	(954,588)	205,939
Shareholders' Equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive loss	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests	(476,157)	—
Total equity	(476,157)	—
Total Liabilities and Shareholders' Equity	$(1,430,745)	$205,939

10

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – September 30, 2020	(in thousands)

__________

Notes to income statements, balance sheet and pro rata adjustments:

1.	Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2.	Net of capitalized interest of $1.7 million for the three months ended September 30, 2020 and $6.3 million for the nine months ended September 30, 2020.

3.	Consists of development, construction, leasing and legal fees.

4.	Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities.

5.

Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

6.

Adjustment to noncontrolling interests exclude income allocable to Operating Partnership Units of $(0.5) million for the three months ended September 30, 2020 and $0.2 million for the nine months ended September 30, 2020

7.	The Company currently invests in Funds II, III, IV & V and Mervyns II which are consolidated within the Company's financial statements.

1.
11

Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”)
Supplemental Report – September 30, 2020	(in thousands)

	Quarter Ended			Year to Date	Quarter Ended	Year to Date
	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2020	September 30, 2019	September 30, 2019
Funds from operations ("FFO"):
Net (Loss) Income	$(8,414)	$19,410	$(9,030)	$1,966	$10,458	$31,735
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	24,088	24,390	25,106	73,584	22,436	66,157
Gain on disposition on real estate properties (net of noncontrolling interest share)	—	(111)	(6)	(117)	(2,758)	(3,142)
Impairment charges (net of noncontrolling interest share)	12,400	—	—	12,400	74	395
(Loss) income attributable to noncontrolling interests' share in Operating Partnership	(336)	1,259	(471)	571	784	2,436
FFO to Common Shareholders and Common OP Unit holders	$27,738	$44,948	$15,599	$88,404	$30,994	$97,581

Less: Albertsons unrealized holding loss (gain) (net of noncontrolling interest share)	—	(18,397)	2,240	(16,157)	—	—
FFO before Special Items	$27,738	$26,551	$17,839	$72,247	$30,994	$97,581

Adjusted Funds from operations ("AFFO"):
FFO	$27,738	$44,948	$15,599	$88,404	$30,994	$97,581
Unrealized gains	—	(18,397)	2,240	(16,157)	—	—
Straight-line rent, net	2,593	1,540	4,549	8,682	(668)	(2,347)
Above/below-market rent	(2,288)	(1,783)	(2,348)	(6,419)	(1,850)	(11,644)
Amortization of finance costs	749	631	626	2,006	733	2,215
Above/below-market interest	(47)	(47)	(47)	(141)	(47)	(141)
Non-real estate depreciation	109	108	100	317	112	343
Stock-based compensation [1]	3,527	2,014	2,047	7,588	1,629	6,523
Leasing commissions	(380)	(118)	(37)	(535)	(312)	(1,433)
Tenant improvements	(468)	(426)	(815)	(1,709)	(450)	(4,094)
Maintenance capital expenditures	(951)	(997)	(81)	(2,029)	(1,220)	(1,978)
AFFO to Common Shareholders and Common OP Unit holders	$30,582	$27,473	$21,833	$80,007	$28,921	$85,025

Total weighted-average diluted shares and OP Units	92,785	91,648	91,224	91,978	90,683	89,404
		91648
Diluted FFO per Common share and OP Unit:
FFO	$0.30	$0.49	$0.17	$0.96	$0.34	$1.09

FFO before Special Items	$0.30	$0.29	$0.20	$0.79	$0.34	$1.09

__________

1.	Amounts for prior periods have been updated to include stock-based compensation for comparability.
12

EBITDA
Supplemental Report – September 30, 2020	(in thousands)

	Quarter Ended September 30, 2020			Year to Date September 30, 2020			Quarter Ended September 30, 2019
	Core			Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total	Portfolio	Funds	Total
EBITDA:

Net Income (Loss) Attributable to Acadia	$(3,154)	$(5,876)	$(9,030)	$24,352	$(22,386)	$1,966	$8,890	$1,568	$10,458

Adjustments:
Depreciation and amortization	20,666	4,540	25,206	60,895	13,006	73,901	18,099	4,449	22,548
Interest expense	8,295	2,246	10,541	24,193	6,792	30,985	6,894	2,541	9,435
Amortization of finance costs	425	201	626	1,172	834	2,006	332	401	733
Above/below-market interest	(47)	—	(47)	(141)	—	(141)	(47)	—	(47)
Gain on disposition of properties	—	(6)	(6)	—	(117)	(117)	—	(2,758)	(2,758)
Unrealized holding losses (gains) on investments	2,240	—	2,240	(16,157)	—	(16,157)	—	—	—
Provision (benefit) for income taxes	53	7	60	(822)	24	(798)	1,397	2	1,399
Impairment charges	—	—	—	—	12,400	12,400	—	74	74
Noncontrolling interest - OP	(476)	—	(476)	198	—	198	649	—	649
EBITDA	$28,002	$1,112	$29,114	$93,690	$10,553	$104,243	$36,214	$6,277	$42,491

Adjusted EBITDA:

EBITDA	$28,002	$1,112	$29,114	$93,690	$10,553	$104,243	$36,214	$6,277	$42,491
Stock based compensation [1]	2,047	—	2,047	7,588	—	7,588	1,629	—	1,629
Adjusted EBITDA	$30,049	$1,112	$31,161	$101,278	$10,553	$111,831	$37,843	$6,277	$44,120

__________

1.	Adjusted EBITDA eliminates stock-based compensation expense. Amounts for prior periods have been updated to include stock-based compensation for comparability.

13

Core Portfolio – Same Property Performance [1]
Supplemental Report – September 30, 2020	(in thousands)

	Quarter Ended		Change	Year to Date		Change
	September 30, 2020	September 30, 2019	Favorable/ (Unfavorable)	September 30, 2020	September 30, 2019	Favorable/ (Unfavorable)

Summary
Minimum rents	$27,775	$33,635	(17.4)%	$89,071	$100,991	(11.8)%
Expense reimbursements	9,125	9,852	(7.4)%	27,520	29,548	(6.9)%
Other property income	260	296	(12.2)%	792	949	(16.5)%

Total Revenue	37,160	43,783	(15.1)%	117,383	131,488	(10.7)%

Expenses
Property operating - CAM & Real estate taxes	10,803	10,713	(0.8)%	32,330	33,209	2.6%
Other property operating (Non-CAM)	1,032	850	(21.4)%	2,417	2,309	(4.7)%

Total Expenses	11,835	11,563	(2.4)%	34,747	35,518	2.2%

Same Property NOI - Core properties	$25,325	$32,220	(21.4)%	$82,636	$95,970	(13.9)%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	3,731	3,015		11,094	8,700
Core NOI	$29,056	$35,235		$93,730	$104,670

Other same property information
Physical Occupancy at the end of the period	90.3%	93.8%
Leased Occupancy at the end of the period	91.1%	95.1%
__________

1.	The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.
14

Fee Income by Fund
Supplemental Report – September 30, 2020	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Year to Date September 30, 2020
Asset and property management fees	$1,575	$1,013	$3,347	$5,702	$481	$12,118
Transactional fees	406	383	2,090	2,174	125	5,178
Total fees	$1,981	$1,396	$5,437	$7,876	$606	$17,296

Quarter Ended September 30, 2020
Asset and property management fees	$509	$227	$1,160	$1,770	$173	$3,839
Transactional fees	132	131	528	709	38	1,538
Total fees	$641	$358	$1,688	$2,479	$211	$5,377

Quarter Ended June 30, 2020
Asset and property management fees	$525	$346	$1,035	$1,869	$132	$3,907
Transactional fees	146	111	782	697	51	1,787
Total fees	$671	$457	$1,817	$2,566	$183	$5,694

Quarter Ended March 31, 2020
Asset and property management fees	$541	$440	$1,152	$2,063	$176	$4,372
Transactional fees	128	141	780	768	36	1,853
Total fees	$669	$581	$1,932	$2,831	$212	$6,225

15

Structured Financing Portfolio
Supplemental Report – September 30, 2020	(in thousands)

	June 30, 2020			Quarter Ended September 30, 2020					Stated	Effective
	Principal	Accrued	Ending		Repayments/	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Issuances	Conversions [1]	Principal	Interest	Balance	Rate	Rate	Dates
First mortgage notes [2]	$31,332	$3,547	$34,879	$—	$—	$31,332	$3,865	$35,197	5.57%	5.77%	Apr-20 to Oct-21

Other notes	65,462	2,456	67,918	—	—	65,462	3,928	69,390	8.48%	8.50%	Apr-21 to Dec-27

Total Core notes receivable	$96,794	$6,003	$102,797	$—	$—	$96,794	$7,793	$104,587	7.54%	7.61%

__________

Reconciliation of Notes Receivable to the Consolidated Balance Sheet (Pro Rata):

Total Notes Receivable per above						$96,794
Pro-rata share of Fund loans						9,436

Total Pro-rata Notes Receivable						$106,230

________

1.	See Transactional Activity page that follows for a description of the non-cash conversion.
2.	One Core note due April 20, 2020 in the amount of $17.8 million with accrued interest of $3.8 million was in default at September 30, 2020.

16

Transactional Activity
Supplemental Report – September 30, 2020	(in thousands)

Fund

PROPERTY ACQUISTIONS AND DISPOSITIONS

Property Name	Location	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

ACQUISITIONS [2]
Core:

37 Greene Street	New York, NY	January 9, 2020	$15,689	100.00%	$—	15,689
917 W. Armitage	Chicago, IL	February 13, 2020	3,515	100.00%	—	3,515
			$19,204		$—	$19,204

DISPOSITIONS
Fund IV:
Colonie Plaza	Albany, NY	April 13, 2020	$15,250	100.00%	$15,250	3,526
Airport Mall (Parcel)	Bangor, ME	Sept 10, 2020	400	100.00%	400	92
			$15,650		$15,650	$3,618

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

Core:
850 Third Avenue	Other Loan	January 17, 2020	$54,000	100.00%	$—	54,000
Georgetown LUF	Other Loan	February 6, 2020	5,000	100.00%	—	5,000
Town Center	Conversion (non-cash)	April 1, 2020	(38,674)	100.00%	—	(38,674)
			$20,326		$—	$20,326

________

1.	Ownership percentages for Fund transactional activities represent the respective Fund’s ownership, not the Company’s proportionate share.
2.	Acquisition amounts include capitalized acquisition costs, where applicable.

17

Net Asset Valuation Information
Supplemental Report – September 30, 2020	(in thousands)

	CORE	FUND II [2]	FUND III	FUND IV	FUND V

Ownership Percentage	N/A	28.33%	24.54%	23.12%	20.10%

Current Quarter NOI
Net Operating Income [1,2]	$29,056	N/A	$696	$4,751	$11,540
Less:
(Income) loss from properties sold or under contract	—	N/A	10	45	—
(Income) loss from pre-stabilized assets, development and redevelopment projects [3,4]	(1,759)	N/A	(593)	905	—
Net Operating Income of stabilized assets	$27,297	N/A	$113	$5,701	$11,540

Costs to Date (Pro Rata)
Pre-stabilized assets [3]	$—	N/A	$28,557	$33,042	$—
Development and redevelopment projects [4]	192,735	N/A	4,490	39,456	—
Total Costs to Date	$192,735	N/A	$33,047	$72,498	$—

Debt (Pro Rata)	$882,169	$76,818	$15,010	$90,029	$87,433

__________

1.	Does not include a full quarter of NOI for any assets purchased during the current quarter. See “Transactional Activity” page in this Supplemental Report for descriptions of those acquisitions.
2.	Fund II has been substantially liquidated except for its investment in City Point with pre-stabilized assets of $531.6 million and debt of $285.5 million.
3.	Pre-stabilized assets consist of the following projects for Fund III: 640 Broadway and Cortlandt Crossing; Fund IV: Paramus Plaza, 210 Bowery, 801 Madison, 27 E 61st Street and 1035 Third Avenue.
4.	See “Development and Redevelopment Activity” page in this Supplemental Report.
18

Selected Financial Ratios
Supplemental Report – September 30, 2020	(in thousands)

	Quarter Ended September 30,				Year to Date September 30,					Quarter Ended
COVERAGE RATIOS [1]	2020		2019		2020		2019		LEVERAGE RATIOS	September 30, 2020		June 30, 2020
Fixed-Charge Coverage Ratios									Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$28,002		$36,214		$93,690		$112,262		Debt + Preferred Equity (Preferred O.P. Units)	$1,156,338		$1,178,828
Interest expense	8,295		6,894		24,193		19,700		Total Market Capitalization	2,113,487		2,362,033
Principal Amortization	1,011		1,036		3,081		3,053		Debt + Preferred Equity/
Preferred Dividends [3]	123		135		372		405		Total Market Capitalization	55%		50%
Fixed-Charge Coverage Ratio - Core Portfolio	3.0	x	4.5	x	3.4	x	4.8	x

EBITDA divided by:	$29,114		$42,491		$104,243		$128,107		Debt [6]	$1,144,073		$1,160,717
Interest expense	10,541		9,435		30,985		27,263		Total Market Capitalization	2,113,487		2,362,033
Principal Amortization	1,139		1,230		3,525		3,717		Net Debt + Preferred Equity/
Preferred Dividends	4		135		372		405		Total Market Capitalization	54%		49%
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	2.5	x	3.9	x	3.0	x	4.1	x	Debt/EBITDA Ratios
									Core:
Payout Ratios									Debt	$882,169		$903,182
									Net debt [5]	873,812		893,833
Dividends declared (per share/OP Unit)			$0.28				$0.84		EBITDA	131,942		134,462
									Adjusted EBITDA	133,568		142,518
Dividends (Shares) & Distributions (OP Units) declared			$23,710				$76,390		Debt/EBITDA - Core Portfolio	6.7	x	6.7	x
FFO			30,103				97,581		Debt/Adjusted EBITDA - Core Portfolio	6.6	x	6.3	x
FFO Payout Ratio [8]	N/A		79%		N/A		78%		Net Debt/EBITDA - Core Portfolio	6.6	x	6.6	x
									Net Debt/ Adjusted EBITDA - Core Portfolio	6.5	x	6.3	x
									Core and Funds:
Dividends (Shares) & Distributions (OP Units) declared			$23,710				$76,390		Debt [4]	$1,151,459		$1,172,797
AFFO [7]			28,921				85,025		Net debt [6]	1,139,194		1,154,686
AFFO Payout Ratio	N/A		82%		N/A		90%		EBITDA	148,802		154,738
									Adjusted EBITDA	151,465		162,794
									Debt/EBITDA - Core and Funds	7.7	x	7.6	x
									Debt/Adjusted EBITDA - Core and Funds	7.6	x	7.2	x
									Net Debt/EBITDA - Core and Funds	7.7	x	7.5	x
									Net Debt/ Adjusted EBITDA - Core and Funds	7.5	x	7.1	x

19

Selected Financial Ratios
Supplemental Report – September 30, 2020	(in thousands)

__________

1.

Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2.	See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.
3.	Represents preferred distributions on Preferred Operating partnership Units.
4.	Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt. Excludes capital lease obligations.
5.	Reflects debt net of the current Core Portfolio cash balance at end of period.
6.	Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.
7.

Prior periods updated to include an adjustment for stock-based compensation, see Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”) for a reconciliation of AFFO to net income attributable to Acadia.

8.

Beginning with the second quarter of 2020, the Board of Trustees temporarily suspended distributions on common shares and common units, which suspension the Board has determined to continue through the fourth quarter of 2020.

	EBITDA		ADJUSTED EBITDA
	Quarter Ended	Year Ended	Quarter Ended	Year Ended
Reconciliation of EBITDA to Annualized EBITDA	September 30, 2020	Dec 31, 2019	September 30, 2020	Dec 31, 2019

Core EBITDA as reported	$28,002	$145,005	$28,002	$145,005
Add back: Stock-based compensation, net of employee equity elections	—	—	2,047	10,151
Add back: Credit losses and abatements in Q3	8,784	—	8,784	—
Subtotal	36,786	145,005	38,833	155,156

Annualized Core EBITDA	147,144	145,005	155,332	155,156
Subtract: Year to date credit losses related to COVID-19	(21,764)	—	(21,764)	—
Add back: Promote, realized gains	6,562	—	—	—
Annualized Core EBITDA	131,942	145,005	133,568	155,156

Funds EBITDA as reported	1,112	22,041	1,112	22,242
Add back: Credit losses in Q3	4,483	—	4,483	—
Subtotal	5,595	22,041	5,595	22,242

Annualized Fund EBITDA	22,380	22,041	22,380	22,242
Subtract: Year to date credit losses related to COVID-19	(5,520)	—	(4,483)	—
Annualized Fund EBITDA	16,860	22,041	17,897	22,242
Annualized EBITDA Core and Funds	$148,802	$167,046	$151,465	$177,398

20

Portfolio Debt - Summary
Supplemental Report – September 30, 2020	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio			Funds			Total				Reconciliation to Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	%	Interest Rate	WA Years to Maturity [6]	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$477,400	3.4%	2.3	$3,550	—	—	$480,950	42%	3.4%	2.2	$10,756	$—	$491,706
Variable-Rate Debt [5]	30,000	3.3%	—	26,932	2.3%	0.9	56,932	5%	1.1%	0.4	81,591	—	138,523
								47%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	341,886	4.1%	5.7	162,883	4.5%	2.8	504,769	44%	4.2%	4.7	518,830	(139,800)	883,799
Variable-Rate Debt [5]	32,883	1.9%	2.8	75,925	2.2%	0.5	108,808	9%	2.1%	1.2	214,930	(41,491)	282,247
								53%

Total	$882,169	3.5%	3.5	$269,290	3.5%	1.9	$1,151,459	100%	3.5%	3.2	$826,107	$(181,291)	1,796,275

Unamortized premium													574
Net unamortized loan costs													(7,261)
Total													$1,789,588

_________

1.	Fixed-rate debt includes notional principal fixed through swap transactions.
2.	Represents the Company's pro-rata share of debt based on its percent ownership.
3.	Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.	Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.	Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.	Based on debt maturity date without regard to swap expirations or available extension options.

21

Portfolio Debt - Detail
Supplemental Report – September 30, 2020	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		September 30, 2020	Percent	Amount	Rate	Maturity	Options

CORE PORTFOLIO

Fixed-Rate Debt
Brandywine [2]		$26,250	22.22%	$5,833	6.00%	07/01/16	None
163 Highland Avenue		8,371	100.00%	8,371	4.66%	02/01/24	None
Crossroads Shopping Center		63,970	49.00%	31,345	3.94%	10/06/24	None
555 9th Street		60,000	100.00%	60,000	3.99%	01/01/25	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	02/10/25	None
Georgetown Portfolio (2008 Investment)		15,921	50.00%	7,961	4.72%	12/10/27	None
State & Washington		23,446	100.00%	23,446	4.40%	09/05/28	None
239 Greenwich Avenue		26,332	75.00%	19,749	3.88%	01/10/29	None
North & Kingsbury		11,860	100.00%	11,860	4.01%	11/05/29	None
151 North State Street		13,334	100.00%	13,334	4.03%	12/01/29	None
Concord & Milwaukee		2,589	100.00%	2,589	4.40%	06/01/30	None
California & Armitage		2,450	100.00%	2,450	5.89%	04/15/35	None
Unsecured interest rate swaps [1]		477,400	100.00%	477,400	3.44%	2.3 YRS
Secured interest rate swaps [1]		99,788	90.14%	89,952	3.78%	5.8 YRS

Sub-Total Fixed-Rate Debt		905,211		819,286	3.72%

Secured Variable-Rate Debt
3104 M Street [5]		4,416	20.00%	883	Prime+50	12/10/21	None
28 Jericho Turnpike		13,028	100.00%	13,028	LIBOR+190	01/23/23	None
60 Orange Street		6,797	98.00%	6,661	LIBOR+175	04/03/23	None
Gotham Plaza		19,020	49.00%	9,320	LIBOR+160	06/10/23	None
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	08/01/23	None
330-340 River Street		10,943	100.00%	10,943	LIBOR+170	06/01/26	None
Sullivan Center		50,000	100.00%	50,000	LIBOR+150	11/16/28	None
Secured interest rate swaps [1]		(99,788)	90.14%	(89,952)	LIBOR+362	5.8 YRS

Unsecured Variable-Rate Debt
Unsecured Term Loan		30,000	100.00%	30,000	3.30%	06/30/21	None
Unsecured Line of Credit [3]		127,400	100.00%	127,400	LIBOR+115	03/31/22	2 x 6 mos.
Unsecured Term Loan		350,000	100.00%	350,000	LIBOR+125	03/31/23	None
Unsecured interest rate swaps [1]		(477,400)	100.00%	(477,400)	LIBOR+328	2.3 YRS

Sub-Total Variable-Rate Debt		194,416		62,883	LIBOR+84

Total Debt - Core Portfolio		$1,099,627		$882,169	3.52%

Funds
Fixed-Rate Debt
CityPoint [4]	Fund II	200,000	26.67%	53,340	Prime+250	05/29/22	None
1964 Union Street [4]	Fund IV	1,463	20.80%	304	3.80%	10/01/25	None
2207 Fillmore Street [4]	Fund IV	1,120	20.80%	233	4.50%	10/31/25	None
2208-2216 Fillmore Street [4]	Fund IV	5,606	20.80%	1,166	3.40%	06/01/26	None
Interest rate swaps [1]	Funds II, IV & V	570,933	20.13%	114,951	3.61%	0.3 YRS
Sub-Total Fixed-Rate Debt		779,122		169,994	4.28%

Variable-Rate Debt
650 Bald Hill Road [4]	Fund IV	15,275	20.81%	3,179	LIBOR+265	10/27/20	1 x 6 mos.
Eden Square [4]	Fund IV	23,833	22.78%	5,429	LIBOR+215	12/01/20	1 x 12 mos.
717 N. Michigan Avenue	Fund IV	56,700	23.12%	13,109	LIBOR+310	12/09/20	1 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	3,604	23.12%	833	LIBOR+165	12/31/20	None
640 Broadway [4]	Fund III	39,470	15.49%	6,114	LIBOR+310	01/09/21	1 x 12 mos.

22

Portfolio Debt - Detail
Supplemental Report – September 30, 2020	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		September 30, 2020	Percent	Amount	Rate	Maturity	Options

New Towne Center	Fund V	16,780	20.10%	3,373	LIBOR+220	02/01/21	2 x 12 mos.
Wake Forest Crossing	Fund IV	23,048	23.12%	5,329	LIBOR+160	02/14/21	1 x 12 mos.
Lincoln Place	Fund IV	23,100	23.12%	5,341	LIBOR+185	03/13/21	1 x 12 mos.
Broughton Street Portfolio	Fund IV	29,175	23.12%	6,745	LIBOR+250	05/01/21	None
Acadia Strategic Opportunity Fund V LLC	Fund V	—	20.10%	—	LIBOR+160	05/03/21	None
Fairlane Green	Fund V	40,300	20.10%	8,100	LIBOR+190	06/05/21	2 x 12 mos.
17 E. 71st Street	Fund IV	15,385	23.12%	3,557	LIBOR+300	06/09/21	None
Trussville Promenade	Fund V	29,370	20.10%	5,903	LIBOR+185	06/15/21	2 x 12 mos.
Cortlandt Crossing	Fund III	36,252	24.54%	8,896	LIBOR+275	06/19/21	1 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	79,225	23.12%	18,317	LIBOR+200	06/30/21	None
146 Geary Street	Fund IV	22,900	23.12%	5,294	LIBOR+340	07/14/21	1 x 12 mos.
Restaurants at Fort Point	Fund IV	5,986	23.12%	1,384	LIBOR+235	08/25/21	None
Acadia Strategic Opportunity Fund II, LLC	Fund II	40,000	28.33%	11,332	LIBOR+165	09/20/21	1 x 12 mos.
CityPoint [4]	Fund II	18,872	26.67%	5,033	LIBOR+139	11/01/21	None
Promenade at Manassas [4]	Fund IV	27,480	22.78%	6,260	LIBOR+175	12/05/21	2 x 12 mos.
Airport Mall	Fund IV	5,224	23.12%	1,208	LIBOR+200	04/01/22	None
Dauphin Plaza	Fund IV	9,552	23.12%	2,208	LIBOR+200	04/01/22	None
Shaw's Plaza (Waterville)	Fund IV	7,532	23.12%	1,741	LIBOR+200	04/01/22	None
Wells Plaza	Fund IV	3,126	23.12%	723	LIBOR+200	04/01/22	None
CityPoint Phase III [4]	Fund II	26,670	26.67%	7,113	LIBOR+300	03/01/22	2 x 12 mos.
Dauphin Plaza	Fund IV	3,000	23.12%	694	LIBOR+200	04/01/22	None
Wells Plaza - Second Mortgage	Fund IV	2,500	23.12%	578	LIBOR+200	04/01/22	None
Paramus Plaza [4]	Fund IV	20,810	11.56%	2,406	LIBOR+175	04/26/22	None
Riverdale [4]	Fund V	32,233	17.97%	5,794	LIBOR+170	05/28/22	2 x 12 mos.
Shaw's Plaza (Windham)	Fund IV	5,589	23.12%	1,292	LIBOR+200	12/01/22	None
Mayfair Center	Fund IV	11,673	23.12%	2,699	LIBOR+200	12/01/22	2 x 12 mos.
Elk Grove Commons	Fund V	41,500	20.10%	8,342	LIBOR+150	01/01/23	1 x 12 mos.
Hiram Pavilion	Fund V	28,830	20.10%	5,795	LIBOR+190	03/05/24	None
Hickory Ridge	Fund V	30,000	20.10%	6,030	LIBOR+190	10/05/24	None
Tri-City Plaza [4]	Fund V	38,670	18.09%	6,995	LIBOR+190	10/18/24	1 x 12 mos.
Landstown Commons	Fund V	60,900	20.10%	12,241	LIBOR+170	10/24/24	None
Lincoln Commons	Fund V	38,820	20.10%	7,803	LIBOR+170	10/24/24	None
Palm Coast Landing	Fund V	26,500	20.10%	5,327	LIBOR+175	11/01/24	None
Frederick Crossing [4]	Fund V	24,290	18.09%	4,394	LIBOR+175	12/02/24	1 x 12 mos.
Plaza Santa Fe	Fund V	22,893	20.10%	4,601	LIBOR+190	12/20/24	None
Frederick County Square [4]	Fund V	15,120	18.09%	2,735	LIBOR+240	01/01/25	1 x 12 mos.
Interest rate swaps [1]	Funds II, IV & V	(570,933)	20.13%	(114,951)	LIBOR+346	0.3 YRS
Sub-Total Variable-Rate Debt		431,254		99,296	LIBOR+211
Total Debt - Funds		$1,210,376		$269,290	3.54%
Total Debt - Core Portfolio and Funds		$2,310,003		$1,151,459	3.53%

_________

1.

The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements. Maturity reflects the weighted-average years to maturity of the swapped loans without regard to the expiration of the related swap agreements.

2.	This loan is in default as of September 30, 2020 and is accruing interest for accounting purposes at the default rate of 11%.
3.	The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.
4.	Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
5.	Bears interest at the greater of 4% or the Prime Rate plus 50 basis points.

23

Future Debt Maturities [1]
Supplemental Report – September 30, 2020	(in thousands)

Core Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2020 (Remainder) [2]	$1,423	$26,250	$27,673	$1,080	$5,833	$6,913	6.00%	6.00%	n/a
2021	5,940	34,178	40,118	4,489	30,836	35,325	3.75%	n/a	3.75%
2022	5,987	127,400	133,387	4,633	127,400	132,033	1.51%	n/a	1.51%
2023	5,070	545,353	550,423	3,843	408,309	412,152	1.48%	n/a	1.48%
2024	4,235	65,753	69,988	3,288	35,960	39,248	4.09%	4.09%	n/a
Thereafter	14,662	263,376	278,038	13,258	243,240	256,498	3.57%	4.18%	1.69%
Total	$37,317	$1,062,310	$1,099,627	$30,591	$851,578	$882,169

Funds	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2020 (Remainder)	$1,102	$99,273	$100,375	$253	$22,519	$22,772	2.91%	n/a	2.91%
2021	3,124	445,989	449,113	708	100,652	101,360	2.34%	n/a	2.34%
2022	3,221	325,548	328,769	667	79,250	79,917	4.30%	5.25%	2.34%
2023	4,747	40,947	45,694	936	8,230	9,166	1.66%	n/a	1.66%
2024	3,436	260,455	263,891	675	51,125	51,800	1.95%	n/a	1.95%
Thereafter	274	22,260	22,534	54	4,221	4,275	2.94%	3.64%	2.56%
Total	$15,904	$1,194,472	$1,210,376	$3,293	$265,997	$269,290

__________

1.	Does not include any applicable extension options or subsequent refinancings.
2.

Includes $26.3 million related to a loan that was in default at September 30, 2020. For further information see our debt disclosures in our Annual Report on Form 10-K and Form 10-Q for the year ended December 31, 2019 and three months ended September 30, 2020, respectively.

24

Future Debt Maturities – As Extended [1]
Supplemental Report – September 30, 2020	(in thousands)

Core Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2020 (Remainder) [2]	$1,423	$26,250	$27,673	$1,080	$5,833	$6,913	6.00%	6.00%	n/a
2021	5,940	34,178	40,118	4,489	30,836	35,325	3.75%	n/a	3.75%
2022	5,987	—	5,987	4,633	—	4,633	n/a	n/a	n/a
2023	5,070	672,753	677,823	3,843	535,709	539,552	1.48%	n/a	1.48%
2024	4,235	65,753	69,988	3,288	35,960	39,248	4.09%	4.09%	n/a
Thereafter	14,662	263,376	278,038	13,258	243,240	256,498	3.57%	4.18%	1.69%
Total	$37,317	$1,062,310	$1,099,627	$30,591	$851,578	$882,169

Funds	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2020 (Remainder)	$1,102	$42,573	$43,675	$253	$9,410	$9,663	2.43%	n/a	2.43%
2021	3,124	232,286	235,410	708	54,271	54,979	2.53%	n/a	2.53%
2022	3,221	271,960	275,181	667	58,392	59,059	2.35%	n/a	2.35%
2023	4,747	286,328	291,075	936	70,693	71,629	4.10%	4.75%	2.10%
2024	3,437	339,064	342,501	675	69,010	69,685	2.05%	n/a	2.05%
Thereafter	274	22,260	22,534	54	4,221	4,275	2.94%	3.64%	2.56%
Total	$15,905	$1,194,471	$1,210,376	$3,293	$265,997	$269,290

1.	Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancings.
2.

Includes $26.3 million related to a loan that was in default at September 30, 2020. For further information see our debt disclosures in our Annual Report on Form 10-K and Form 10-Q for the year ended December 31, 2019 and three months ended September 30, 2020, respectively.

25

Core Portfolio Retail Properties - Detail
Supplemental Report – September 30, 2020

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	18,141	—	—	18,141	100.0%	—%	—%	100.0%	100.0%	$4,963,891	$273.63
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—%	—%	100.0%	100.0%	8,381,048	96.18
Rush and Walton Streets Collection (6 properties)	Lululemon, BHLDN, Reformation, Sprinkles	2011 2012	100.0%	40,384	—	—	40,384	81.0%	—%	—%	81.0%	81.0%	5,559,800	169.94
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	100.0%	—%	—%	100.0%	100.0%	2,051,814	44.35
Clark Street and W. Diversey Collection (4 properties)	Starbucks	2011 2012	100.0%	53,309	—	—	53,309	53.2%	—%	—%	53.2%	53.2%	1,214,057	42.79
Halsted and Armitage Collection (13 properties)	Serena and Lily, Bonobos, Allbirds Warby Parker, Marine Layer, Kiehl's	2011 2012 2019 2020	100.0%	52,804	—	—	52,804	100.0%	—%	—%	100.0%	100.0%	2,518,721	47.70
North Lincoln Park Chicago Collection (6 properties)	Champion, Carhartt	2011 2014	100.0%	22,125	—	27,796	49,921	27.7%	—%	62.0%	46.8%	46.8%	860,193	36.81
State and Washington	Nordstrom Rack, Uniqlo	2016	100.0%	78,771	—	—	78,771	100.0%	—%	—%	100.0%	100.0%	3,309,875	42.02
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,430,000	52.22
North and Kingsbury	Old Navy	2016	100.0%	41,700	—	—	41,700	81.5%	—%	—%	81.5%	81.5%	1,322,098	38.89
Concord and Milwaukee	—	2016	100.0%	13,105	—	—	13,105	100.0%	—%	—%	100.0%	100.0%	429,240	32.75
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	70.6%	70.6%	70.6%	655,337	50.83
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—%	—%	47.7%	47.7%	47.7%	604,179	33.33
Sullivan Center	Target, DSW	2016	100.0%	176,181	—	—	176,181	95.4%	—%	—%	95.4%	95.4%	6,342,903	37.76
				657,299	—	84,066	741,365	90.2%	—%	57.4%	86.5%	87.8%	39,643,156	61.84
New York Metro
Soho Collection (11 properties)	Paper Source, Faherty, ALC Stone Island, Taft, Frame, Theory	2011 2014 2019 2020	100.0%	36,769	—	—	36,769	90.8%	—%	—%	90.8%	90.8%	10,246,707	306.84
5-7 East 17th Street	Union Park Events	2008	100.0%	11,467	—	—	11,467	100.0%	—%	—%	100.0%	100.0%	1,300,014	113.37
200 West 54th Street	—	2007	100.0%	5,777	—	—	5,777	48.0%	—%	—%	48.0%	48.0%	1,188,283	428.36
61 Main Street	—	2014	100.0%	3,470	—	—	3,470	—%	—%	—%	—%	100.0%	—	—
181 Main Street	TD Bank	2012	100.0%	11,350	—	—	11,350	100.0%	—%	—%	100.0%	100.0%	972,597	85.69
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	—	2005	100.0%	—	—	14,590	14,590	—%	—%	80.0%	80.0%	80.0%	327,453	28.04

26

Core Portfolio Retail Properties - Detail
Supplemental Report – September 30, 2020

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
239 Greenwich Avenue	Betteridge Jewelers	1998	75.0%	16,553	—	—	16,553	100.0%	—%	—%	100.0%	100.0%	1,690,359	102.12
252-256 Greenwich Avenue	Madewell, Blue Mercury	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	950,500	119.02
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,670	40,320	—%	100.0%	44.7%	74.4%	74.4%	768,172	25.60
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	814,426	401.00
313-315 Bowery [2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	479,160	72.60
120 West Broadway	HSBC Bank	2013	100.0%	13,838	—	—	13,838	79.8%	—%	—%	79.8%	79.8%	2,006,561	181.78
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,169,540	40.17
991 Madison Avenue	Vera Wang, Gabriella Hearst	2016	100.0%	7,513	—	—	7,513	91.1%	—%	—%	91.1%	91.1%	2,834,853	414.01
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,349	99,685	—%	100.0%	100.0%	100.0%	100.0%	3,339,339	33.50
Gotham Plaza	Bank of America, Footlocker	2016	49.0%	—	—	25,927	25,927	—%	—%	50.2%	50.2%	58.3%	856,195	65.85
				123,354	86,950	135,650	345,954	89.2%	100.0%	80.7%	88.6%	90.2%	29,569,159	96.48
San Francisco Metro
555 9th Street	Bed, Bath & Beyond, Nordstrom Rack	2016	100.0%	—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,292,252	42.28
				—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,292,252	42.28
Los Angeles Metro
Melrose Place Collection	The Row, Chloe, Oscar de la Renta	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	2,446,433	174.75
				14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	2,446,433	174.75
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	TD Bank	2012	100.0%	20,669	—	—	20,669	65.0%	—%	—%	65.0%	65.0%	871,514	64.89
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	80.7%	89.1%	93.4%	1,617,822	31.48
M Street and Wisconsin Corridor (26 Properties) [3]	Lululemon, Rent the Runway,CB2, The Reformation	2011 2016 2019	25.2%	244,259	—	—	244,259	71.1%	—%	—%	71.1%	74.5%	13,064,636	75.20
				264,928	25,134	32,533	322,595	70.6%	100.0%	80.7%	73.9%	77.2%	15,553,972	65.20
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—%	100.0%	100.0%	100.0%	100.0%	1,243,517	22.93
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	277,719	264.49
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,521,236	27.52

Total Street and Urban Retail				1,060,631	272,746	294,645	1,628,022	85.3%	100.0%	76.8%	86.3%	87.9%	$95,026,208	$67.67

Acadia Share Total Street and Urban Retail				860,060	272,746	281,422	1,414,229	88.2%	100.0%	78.1%	88.4%	89.8%	$83,758,006	$66.96

27

Core Portfolio Retail Properties - Detail
Supplemental Report – September 30, 2020

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
SUBURBAN PROPERTIES
New Jersey
Marketplace of Absecon	Walgreens, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	75.0%	86.2%	86.2%	1,343,094	14.91
60 Orange Street	Home Depot	2012	98.0%	—	101,715	—	101,715	—%	100.0%	—%	100.0%	100.0%	730,000	7.18

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—%	—%	96.1%	96.1%	96.1%	2,780,906	33.20
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	80.4%	92.5%	98.8%	3,182,421	27.88
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—%	100.0%	66.1%	86.1%	86.1%	1,842,043	33.82
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—%	100.0%	—%	100.0%	100.0%	1,485,287	27.01
Crossroads Shopping Center	HomeGoods,Pet- Smart, Kmart	1998	49.0%	—	202,727	109,177	311,904	—%	87.7%	58.4%	77.4%	77.4%	5,779,159	23.93
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	242,058	13,615	255,673	—%	94.8%	33.9%	91.6%	95.1%	1,909,771	8.16
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,815,000	18.84
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	62.5%	78.2%	78.2%	2,309,990	32.61

Connecticut
Town Line Plaza [4]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	42,930	206,089	—%	100.0%	100.0%	100.0%	100.0%	1,872,179	17.21

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,395,887	10.74
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—%	100.0%	67.7%	90.9%	90.9%	1,909,447	9.62
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	646,965	31.70
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,490,575	36.80

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,290	101,474	—%	100.0%	100.0%	100.0%	100.0%	2,201,482	21.70

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,270	98,962	—%	100.0%	92.1%	96.2%	97.8%	1,156,666	12.15

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,220	112,867	236,087	—%	41.6%	61.3%	51.0%	52.7%	1,861,858	15.46

28

Core Portfolio Retail Properties - Detail
Supplemental Report – September 30, 2020

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
Michigan
Bloomfield Town Square	Best Buy, HomeGoods, TJ Maxx	1998	100.0%	—	153,839	81,183	235,022	—%	100.0%	73.6%	90.9%	90.9%	3,626,229	16.98

Delaware
Town Center and Other (2 properties)	Lowes, Bed Bath & Beyond, Target	2003	92.4%	—	748,210	51,808	800,018	—%	91.6%	85.7%	91.3%	91.3%	12,725,291	17.43
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	95.5%	97.4%	97.4%	3,060,281	30.80
Naamans Road	—	2006	100.0%	—	—	19,850	19,850	—%	—%	30.1%	30.1%	30.1%	433,785	72.60

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	244,279	2.29
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	894,880	5.73
Chestnut Hill	—	2006	100.0%	—	—	37,646	37,646	—%	—%	86.3%	86.3%	86.3%	813,942	25.05
Abington Towne Center [5]	Target, TJ Maxx	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	100.0%	100.0%	100.0%	1,228,032	20.72

Total Suburban Properties				—	3,019,695	996,152	4,015,847	—%	94.3%	77.1%	90.0%	90.6%	$58,739,449	$17.35

Acadia Share Total Suburban Properties				—	2,857,471	922,880	3,780,351	—%	95.1%	78.2%	91.0%	91.6%	$55,007,139	$17.15

Total Core Properties				1,060,631	3,292,441	1,290,797	5,643,869	85.3%	94.8%	77.1%	89.0%	89.8%	$153,765,657	$32.08

Acadia Share Total Core Properties				863,629	3,130,217	1,204,302	5,198,149	88.2%	95.5%	78.2%	90.3%	91.1%	$138,765,145	$31.09

__________

1.

Excludes properties under development, redevelopment and pre-stabilized, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced.

2.	Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.	Excludes 94,000 square feet of office GLA.
4.	Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
5.	Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

29

Core Portfolio – Top Tenants [1]
Supplemental Report – September 30, 2020	(Pro Rata Basis)

	Number of	Combined		Percentage of Total
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	431,480	$8,105,624	8.3%	5.8%
Walgreens	6	95,189	4,011,379	1.8%	2.9%
Nordstrom Rack, Inc.	2	88,982	3,515,492	1.7%	2.5%
Bed, Bath, and Beyond [2]	3	135,098	3,433,926	2.6%	2.5%
Royal Ahold [3]	3	155,461	3,268,460	3.0%	2.4%
TJX Companies [4]	8	229,043	2,631,830	4.4%	1.9%
LA Fitness International LLC	2	100,000	2,524,787	1.9%	1.8%
Lululemon	2	7,533	2,406,503	0.1%	1.7%
Trader Joe's	3	40,862	2,329,054	0.8%	1.7%
Fast Retailing [5]	2	32,013	2,250,611	0.6%	1.6%
Gap [6]	3	44,895	2,177,889	0.9%	1.6%
Albertsons Companies[7]	2	123,409	1,980,640	2.4%	1.4%
Home Depot	3	312,718	1,964,443	6.0%	1.4%
Bob's Discount Furniture	2	68,793	1,843,336	1.3%	1.3%
Tapestry [8]	2	4,250	1,598,848	0.1%	1.2%
Dick's Sporting Goods, Inc	2	98,805	1,519,874	1.9%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,472,169	0.6%	1.1%
DSW	2	35,842	1,442,861	0.7%	1.0%
JP Morgan Chase	6	23,853	1,367,645	0.5%	1.0%
Michael's	2	45,285	1,318,617	0.9%	1.0%
Citibank	4	16,160	1,267,025	0.3%	0.9%
TOTAL	65	2,121,168	$52,431,013	40.8%	37.8%

__________

1.	Does not include tenants that operate at only one Acadia Core location
2.	Bed Bath and Beyond (2 locations), Christmas Tree Shops (1 location)
3.	Stop and Shop (3 locations)
4.	TJ Maxx (5 locations), HomeGoods (2 locations), Marshalls (1 location)
5.	Uniqlo (1 location), Theory (1 location)
6.	Old Navy (2 locations), Banana Republic (1 location)
7.	Shaw’s (2 locations)
8.	Kate Spade (2 locations)
30

Core Portfolio – Lease Expirations
Supplemental Report – September 30, 2020	(Pro Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	1	440	0.1%	$54.93	—%	—	—	—%	$—	—%
2020 (Remainder)	2	2,827	0.4%	56.09	0.2%	—	—	—%	—	—%
2021	19	50,782	6.7%	81.45	6.3%	8	386,310	14.1%	16.49	15.2%
2022	13	57,950	7.6%	119.09	10.4%	4	178,543	6.5%	15.99	6.8%
2023	17	129,417	17.0%	76.02	14.9%	7	385,000	14.1%	19.20	17.6%
2024	14	68,389	9.0%	96.49	10.0%	10	433,331	15.8%	12.60	13.0%
2025	19	61,346	8.1%	145.58	13.5%	9	376,598	13.8%	18.65	16.7%
2026	19	56,319	7.4%	119.65	10.2%	6	193,250	7.1%	11.06	5.1%
2027	7	15,831	2.1%	81.53	2.0%	—	—	—	—	—
2028	11	163,273	21.4%	58.28	14.4%	7	452,708	16.5%	12.77	13.8%
2029	11	43,084	5.7%	116.90	7.6%	5	182,205	6.7%	15.79	6.9%
Thereafter	11	112,171	14.5%	62.33	10.5%	4	147,504	5.4%	14.02	4.9%
Total	144	761,829	100.0%	$86.84	100.0%	60	2,735,449	100.0%	$15.28	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		101,800					139,852
Total Square Feet		863,629					3,130,217

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	3	9,638	1.0%	$25.85	0.8%	4	10,078	0.2%	$27.12	0.2%
2020 (Remainder)	10	20,824	2.2%	27.93	1.9%	12	23,651	0.5%	31.29	0.5%
2021	35	130,499	13.9%	22.86	9.7%	62	567,591	12.8%	23.76	9.7%
2022	34	99,890	10.6%	38.24	12.5%	51	336,383	7.6%	40.36	9.8%
2023	35	126,678	13.5%	30.11	12.4%	59	641,095	14.4%	32.82	15.2%
2024	29	106,661	11.3%	31.01	10.8%	53	608,381	13.7%	25.26	11.1%
2025	31	93,261	9.9%	30.65	9.3%	59	531,205	12.0%	35.42	13.6%
2026	14	55,144	5.9%	36.22	6.5%	39	304,713	6.9%	35.68	7.8%
2027	16	73,042	7.8%	27.67	6.6%	23	88,873	2.0%	37.27	2.4%
2028	24	107,494	11.4%	38.58	13.5%	42	723,475	16.3%	26.88	14.0%
2029	10	27,484	2.9%	28.36	2.5%	26	252,773	5.7%	34.39	6.3%
Thereafter	21	90,766	9.6%	45.00	13.5%	36	350,441	7.9%	37.50	9.4%
Total	262	941,381	100.0%	$32.55	100.0%	466	4,438,659	100.0%	$31.09	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		262,921					504,574
Total Square Feet		1,204,302					5,198,149

_________

1.	Leases currently under month to month or in process of renewal
31

Core Portfolio – New and Renewal Rent Spreads [1]
Supplemental Report – September 30, 2020

	Quarter Ended						Year to Date
	March 31, 2020		June 30, 2020		September 30, 2020		September 30, 2020
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	1	1	0	0	2	2	3	3
GLA	1,956	1,956	—	—	8,300	8,300	10,256	10,256
New base rent	$27.74	$27.50	$—	$—	$25.40	$23.12	$25.85	$23.96
Previous base rent	$20.26	$20.26	$—	$—	$20.34	$21.24	$20.32	$21.05
Average cost per square foot	$46.41	$46.41	$—	$—	$61.19	$61.19	$58.37	$58.37
Weighted Average Lease Term (years)	10.0	10.0	0.0	0.0	10.0	10.0	10.0	10.0
Percentage growth in base rent	36.9%	35.7%	—	—	24.9%	8.9%	27.2%	13.8%

Renewal Leases
Number of renewal leases executed	5	5	10	10	9	9	24	24
GLA	29,657	29,657	189,020	189,020	111,956	111,956	330,633	330,633
New base rent	$39.84	$36.26	$12.64	$12.45	$29.67	$29.02	$20.85	$20.20
Expiring base rent	$35.94	$36.87	$12.24	$12.75	$26.55	$27.67	$19.21	$19.97
Average cost per square foot	$5.02	$5.02	$—	$—	$—	$—	$0.45	$0.45
Weighted Average Lease Term (years)	7.7	7.7	4.6	4.6	9.2	9.2	6.5	6.5
Percentage growth in base rent	10.9%	(1.7)%	3.3%	(2.4)%	11.8%	4.9%	8.5%	1.2%

Total New and Renewal Leases
Number of new and renewal leases executed	6	6	10	10	11	11	27	27
GLA commencing	31,613	31,613	189,020	189,020	120,256	120,256	340,889	340,889
New base rent	$39.09	$35.72	$12.64	$12.45	$29.38	$28.61	$21.00	$20.31
Expiring base rent	$34.97	$35.84	$12.24	$12.75	$26.12	$27.23	$19.24	$20.00
Average cost per square foot	$7.58	$7.58	$—	$—	$4.22	$4.22	$2.19	$2.19
Weighted Average Lease Term (years)	7.9	7.9	4.6	4.6	9.2	9.2	6.6	6.6
Percentage growth in base rent	11.8%	(0.3)%	3.3%	(2.4)%	12.5%	5.1%	9.1%	1.5%

__________

1.

Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.

2.	Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.

Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

32

Core Portfolio – Capital Expenditures
Supplemental Report – September 30, 2020

	Quarter Ended			Year to Date
	March 31, 2020	June 30, 2020	September 30, 2020	September 30, 2020	December 31, 2019
Leasing Commissions	$380	$118	$37	$535	$1,654
Tenant Improvements	468	426	815	1,709	5,599
Maintenance Capital Expenditures	951	997	81	2,029	3,713
Total Capital Expenditures	$1,799	$1,541	$933	$4,273	$10,966

33

Fund Overview
Supplemental Report – September 30, 2020

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$300.0	Million	$502.5	Million	$540.6	Million	$520.0	Million	$1,953.1	Million
Acadia's Commitment	$20.0	Million	$85.0	Million	$123.3	Million	$125.0	Million	$104.5	Million	$457.8	Million
Acadia's Pro Rata Share	22.2%		28.3%		24.5%		23.1%		20.1%		23.4%
Acadia's Promoted Share [1]	37.8%		42.7%		39.6%		38.5%		36.1%		38.8%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$369.6	Million	$440.3	Million	$457.1	Million	$217.1	Million	$1,570.7	Million
Cumulative Net Distributions [3]	$195.4	Million	$169.8	Million	$568.8	Million	$193.1	Million	$20.9	Million	$1,148.1	Million
Net Distributions/Contributions	225.6%		45.9%		129.2%		42.2%		9.6%		73.1%
Unfunded Commitment [4]	$0.0	Million	$15.7	Million	$9.7	Million	$72.9	Million	$302.9	Million	$401.2	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$208.0	Million	$208.0	Million
Investment Period Closes	Closed		Closed		Closed		Closed		Aug-2021
Currently in a Promote Position? (Yes/No)	No		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management [6]	Fund I & II		1.5% of Implied Capital
Asset Management	Fund III		From mid-May 2020 to mid-May 2021; 0.75% of Implied Capital excluding the Unfunded Commitment; thereafter $0
Asset Management [6]	Fund IV		1.5% of Implied Capital during the investment period; 1.25% of Implied Capital post-investment period
Asset Management [7]	Fund V

1.5% of Implied Capital for Yr 1-4 of the investment period; 1.5% of Allocated Capital Commitments for Yr 5 of the investment period (August 2020-August 2021); 1.25% of Implied Capital post-investment period

Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

__________

1.

Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.

2.

With regard to Fund II, the additional contributions over original Fund Size reflects prior-period distributions that were re-contributed to the Fund during 2016 and 2020 to fund the on-going redevelopment of existing Fund II investments.

3.	Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
4.

Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales.

5.	Unfunded Commitments available to deploy into new unidentified investments.
6.	Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $50.0 million of general reserves.
7.

Implied Capital is Fund Size less capital attributed to sold investments or released. Allocated Capital Commitments are computed as the Fund Size less Acquisition Dry Powder and trued up on a quarterly basis with fees retroactive to August 2020.

34

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2020

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point - Phase I and II	Century 21, Target, Alamo Drafthouse	2007	94.2%	—	289,464	180,054	469,518	—%	91.5%	21.5%	64.7%	86.8%	$9,240,080	$30.44

Total - Fund II				—	289,464	180,054	469,518	—%	91.5%	21.5%	64.7%	86.8%	$9,240,080	$30.44

Fund III Portfolio Detail

NEW YORK
New York
654 Broadway	─	2011	100.0%	2,896	—	—	2,896	100.0%	—%	—%	100.0%	100.0%	$455,000	$157.11
640 Broadway	Swatch	2012	63.1%	4,637	—	—	4,637	100.0%	—%	—%	100.0%	100.0%	1,139,949	245.84
Cortlandt Crossing	ShopRite, HomeSense	2012	100.0%	—	92,868	34,981	127,849	—%	100.0%	31.1%	81.1%	81.1%	2,902,195	27.97

Total - Fund III				7,533	92,868	34,981	135,382	100.0%	100.0%	31.1%	82.2%	82.2%	$4,497,144	$40.41

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,522	—	—	2,522	—%	—%	—%	—%	—%	$—	$—
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	2,026,754	240.36
1035 Third Avenue [2]	─	2015	100.0%	7,634	—	—	7,634	58.5%	—%	—%	58.5%	80.4%	1,037,422	232.14

New Jersey
Paramus Plaza	Ashley Furniture, Marshalls	2013	50.0%	—	87,539	65,955	153,494	—%	28.6%	100.0%	59.3%	100.0%	2,104,536	23.13

BOSTON
Massachusetts
Restaurants at Fort Point	─	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	1,009,945	64.28

NORTHEAST
Maine
Airport Mall	Hannaford, Marshalls	2016	100.0%	—	131,042	91,058	222,100	—%	100.0%	67.4%	86.6%	86.6%	1,280,285	6.65
Wells Plaza	Reny's, Dollar Tree	2016	100.0%	—	62,471	27,963	90,434	—%	100.0%	94.7%	98.3%	98.3%	742,942	8.35
Shaw's Plaza (Waterville)	Shaw's	2016	100.0%	—	87,492	31,523	119,015	—%	100.0%	87.3%	96.6%	96.6%	1,316,813	11.45
Shaw's Plaza (Windham)	Shaw's	2017	100.0%	—	66,539	57,632	124,171	—%	100.0%	75.0%	88.4%	88.4%	981,866	8.95

Pennsylvania
Dauphin Plaza	Price Rite, Ashley Furniture	2016	100.0%	—	114,765	91,441	206,206	—%	100.0%	79.9%	91.1%	91.1%	1,873,272	9.97
Mayfair Shopping Center	Planet Fitness, Dollar Tree	2016	100.0%	—	34,806	80,605	115,411	—%	100.0%	94.7%	96.3%	96.3%	1,908,927	17.17

Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington Coat Factory	2015	90.0%	—	55,000	105,448	160,448	—%	100.0%	77.7%	85.4%	85.4%	1,978,902	14.45

35

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2020

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot	2013	98.6%	—	209,356	71,404	280,760	—%	100.0%	94.7%	98.6%	98.6%	3,623,858	13.08

Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	116,003	113,837	229,840	—%	100.0%	79.2%	89.7%	89.7%	3,068,056	14.88

MIDWEST
Illinois
Lincoln Place	Kohl's, Marshall's, Ross	2017	100.0%	—	144,302	127,758	272,060	—%	100.0%	90.5%	95.6%	95.6%	3,053,530	11.75

SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	H&M, Lululemon, Michael Kors, Starbucks	2014	100.0%	96,341	—	—	96,341	81.7%	—%	—%	81.7%	81.7%	2,940,428	37.38

North Carolina
Wake Forest Crossing	Lowe's, TJ Maxx	2016	100.0%	—	113,353	89,527	202,880	—%	100.0%	91.1%	96.1%	98.0%	2,944,560	15.11

WEST
California
Union and Fillmore Collection (3 properties)	Eileen Fisher, L'Occitane, Bonobos	2015	90.0%	7,148	—	—	7,148	100.0%	—%	—%	100.0%	100.0%	735,902	102.95

Total - Fund IV				144,503	1,222,668	954,151	2,321,322	79.2%	94.9%	85.0%	89.8%	92.8%	$32,627,998	$15.65

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,240	224,223	—%	100.0%	92.2%	97.5%	97.5%	3,883,365	17.76

MIDWEST
Michigan
New Towne Plaza	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	145,389	48,057	193,446	—%	100.0%	72.0%	93.0%	94.5%	2,138,758	11.88
Fairlane Green	TJ Maxx, Michaels, Bed Bath & Beyond	2017	100.0%	—	109,916	142,988	252,904	—%	100.0%	84.9%	91.5%	91.5%	4,876,989	21.09

NORTHEAST
Maryland
Frederick County (2 properties)	Kohl's, Best Buy, Ross Dress for Less	2019	90.0%	—	267,699	256,457	524,156	—%	75.1%	67.2%	71.2%	78.4%	5,636,482	15.10

Connecticut
Tri-City Plaza	TJ Maxx, HomeGoods	2019	90.0%	—	129,940	172,948	302,888	—%	100.0%	66.0%	80.6%	89.7%	3,590,818	14.71

Rhode Island
Lincoln Commons	Stop and Shop, Marshalls, HomeGoods	2019	100.0%	—	194,470	260,971	455,441	—%	100.0%	72.9%	84.5%	84.5%	5,069,847	13.18

SOUTHEAST
Virginia
Landstown Commons	Best Buy, Bed Bath & Beyond, Ross Dress for Less	2019	100.0%	—	87,883	316,925	404,808	—%	100.0%	87.5%	90.2%	90.2%	7,599,369	20.82

36

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – September 30, 2020

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
Florida
Palm Coast Landing	TJ Maxx, PetSmart, Ross Dress for Less	2019	100.0%	—	73,241	98,083	171,324	—%	100.0%	89.5%	94.0%	96.9%	3,244,073	20.15

North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's	2017	100.0%	—	266,584	113,981	380,565	—%	86.9%	83.0%	85.7%	85.7%	3,752,198	11.50

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,715	463,725	—%	100.0%	74.9%	94.7%	94.7%	4,479,949	10.20

Georgia
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	209,423	153,252	362,675	—%	100.0%	93.4%	97.2%	97.8%	4,186,499	11.87

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,315	88,411	220,726	—%	86.2%	79.8%	83.6%	83.6%	4,235,460	22.95

Utah
Family Center at Riverdale	Target, Sportman's Warehouse	2019	89.4%	—	256,352	171,476	427,828	—%	80.6%	86.6%	83.0%	83.0%	3,656,156	10.29

Total - Fund V				—	2,393,205	1,991,504	4,384,709	—%	92.9%	80.0%	87.0%	88.7%	$56,349,963	$14.77

TOTAL FUND PROPERTIES				152,036	3,998,205	3,160,690	7,310,931	80.2%	93.6%	77.6%	86.4%	89.8%	$102,715,185	$16.26

Acadia Share of Total Fund Properties				34,644	837,866	654,591	1,527,101	79.9%	94.6%	76.6%	86.5%	89.8%	$21,743,853	$16.45

__________

1.

Excludes properties under development, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2.	Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

37

Fund Lease Expirations
Supplemental Report – September 30, 2020	(Pro Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2020 (Remainder)	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2021	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2022	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2023	—	—	—%	—	—	—%	2	161	0.6%	42,280	262.61	4.2%
2024	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2025	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2026	1	655	0.8%	67,187	102.58	2.7%	1	110	0.4%	35,924	326.58	3.6%
2027	1	774	1.0%	109,997	142.11	4.5%	—	—	—%	—	—	—%
2028	2	5,951	7.3%	389,962	65.53	15.8%	2	6,318	23.5%	184,275	29.17	18.4%
2029	1	254	0.3%	49,462	194.73	2.0%	3	1,910	7.1%	170,685	89.36	17.1%
Thereafter	4	73,427	90.6%	1,850,493	25.20	75.0%	5	18,348	68.4%	566,041	30.85	56.7%
Total	9	81,061	100.0%	$2,467,101	$30.44	100.0%	13	26,847	100.0%	$999,205	$37.22	100.0%

		44,300	Total Vacant					5,904	Total Vacant
		125,361	Total Square Feet					32,751	Total Square Feet

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	11	5,387	1.2%	$107,486	$19.95	1.5%	12	7,076	0.9%	$146,745	$20.74	1.3%
2020 (Remainder)	3	898	0.2%	29,473	32.82	0.4%	7	2,878	0.4%	67,181	23.34	0.6%
2021	31	60,637	13.0%	709,913	11.71	9.8%	50	63,929	8.6%	1,171,000	18.32	10.6%
2022	21	34,459	7.4%	510,756	14.82	7.1%	60	98,182	13.1%	1,613,395	16.43	14.6%
2023	39	34,837	7.5%	349,773	10.04	4.8%	48	80,511	10.8%	1,401,289	17.40	12.7%
2024	19	29,403	6.3%	381,610	12.98	5.3%	50	111,529	14.9%	1,658,873	14.87	15.0%
2025	33	56,055	12.0%	1,216,940	21.71	16.9%	41	176,126	23.6%	2,116,175	12.02	19.1%
2026	21	31,148	6.7%	671,117	21.55	9.3%	23	28,443	3.8%	561,253	19.73	5.1%
2027	15	22,198	4.8%	358,353	16.14	5.0%	9	45,378	6.1%	383,493	8.45	3.5%
2028	10	19,381	4.2%	269,497	13.91	3.7%	16	25,706	3.4%	464,760	18.08	4.2%
2029	14	61,018	13.1%	1,030,457	16.89	14.3%	15	39,396	5.3%	458,270	11.63	4.1%
Thereafter	24	111,101	23.6%	1,577,155	14.20	21.9%	24	68,021	9.1%	1,022,583	15.03	9.2%
Total	241	466,522	100.0%	$7,212,530	$15.46	100.0%	355	747,175	100.0%	$11,065,017	$14.81	100.0%

		46,665	Total Vacant					108,626	Total Vacant
		513,187	Total Square Feet					855,801	Total Square Feet

__________

1.	Leases currently under month to month or in process of renewal
38

Development and Redevelopment Activity
Supplemental Report – September 30, 2020

				Est. SQFT				Acquisition & Development Costs
Property	Ownership [1]	Location	Estimated Stabilization	Upon Completion	Occupied/Leased Rate	Key Tenants	Description	Incurred [2]	Estimated Future Range			Estimated Total Range
Development:
CORE
1238 Wisconsin	80.0%	Washington DC	2023	29,000	—	TBD	Redevelopment/addition to existing building with ground level retail, upper floor office and residential units upon completion. Discretionary spend upon securing tenant(s)	$3.2	29.4	to	30.8	$32.6	to	$34.0

FUND II
City Point Phase III	94.2%	Brooklyn, NY	2021	72,000	0%/88%	BASIS Independent Schools	Discretionary spend upon securing tenant(s) for lease up	11.7	20.3	to	23.3	32.0	to	35.0

FUND III
Broad Hollow Commons	100.0%	Farmingdale, NY	TBD	TBD	—	TBD	Discretionary spend upon securing necessary approvals and tenant(s) for lease up	23.3	26.7	to	36.7	50.0	to	60.0

FUND IV
110 University Place	100.0%	New York, NY	2022	14,000	—	TBD	Discretionary spend upon securing tenant(s) for lease up. Excludes Parking Garage.	14.0	8.3	to	12.7	22.3	to	26.7
146 Geary	100.0%	San Francisco, CA	2022	13,000	—	TBD	Building out office space for floors 3 and 4. All other $'s are discretionary spend upon securing tenant(s) for lease up.	46.3	2.9	to	6.7	49.2	to	53.0
717 N. Michigan Avenue	100.0%	Chicago, IL	2023	62,000	30%/30%	Disney Store	Discretionary spend upon securing tenant(s) for lease up	116.3	18.0	to	25.5	134.3	to	141.8
								$214.8	$105.6		$135.7	$320.4		$350.5
Major Redevelopment:

CORE
City Center	100.0%	San Francisco, CA	2021	241,000	65%/98%	Target, Whole Foods, PetSmart	Ground up development of pad sites and street level retail and re-tenanting/redevelopment for Whole Foods	$196.2	8.4	to	12.4	$204.6	to	$208.6
Elmwood Park	100.0%	Elmwood Park, NJ	2021	144,000	51%/75%	Lidl	Re-tenanting and split of former 48,000 square foot Acme with 28,000 square foot Lidl and 20,000 square feet of remaining for discretionary spend; façade upgrade	1.0	4.0	to	4.5	5.0	to	5.5
Route 6 Mall	100.0%	Honesdale, PA	TBD	TBD	26%/26%	TBD	Discretionary spend for re-tenanting former 120,000 square foot Kmart anchor space once tenant(s) are secured	—	5.0	to	7.0	5.0	to	7.0
Mad River	100.0%	Dayton, OH	TBD	TBD	56%/56%	TBD	Discretionary spend for the re-tenanting former 33,000 square foot Babies R Us space once tenant(s) are secured	—	1.9	to	2.3	1.9	to	2.3
								$197.2	$19.3		$26.2	$216.5		$223.4

_________

39

Development and Redevelopment Activity
Supplemental Report – September 30, 2020

__________

1.	Ownership percentage represents the Core or Fund level ownership and not Acadia’s pro rata share.
2.

Incurred amounts include costs associated with the initial carrying value.  Refer to “ Net Asset Valuation Information ” for pro-rata costs incurred. Reconciles to Consolidated Balance Sheet at September 30, 2020 as follows:

Development costs above	$214.8
Unconsolidated projects (a)	(3.2)
Projects in redevelopment or partial development (b)	70.8
Deferred costs and other amounts	(7.4)
Impairment charges taken	(6.7)
Total per consolidated balance sheet	$268.3

(a)	Relates to 1238 Wisconsin Avenue
(b)

Primarily relates to the portion of City Center that is still in Major Redevelopment. Total incurred amount of $196.2 reflects the historical carrying value of the entire property (including its initial acquisition cost).

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Portfolio Composition [1]
Supplemental Report – September 30, 2020

Billed Percentage	Core	Core and Fund Pro-Rata	Core Street/Urban	Core Suburban

Essential
Grocer / Mass Merchandiser [2]	14%	14%	12%	16%
Drug / Dollar Store	4%	4%	4%	3%
Banks	4%	4%	5%	4%
Home Improvement / Auto	3%	4%	—	9%
Communications / Electronics	3%	3%	4%	2%
Other Essential	3%	3%	1%	6%
Pets	2%	2%	1%	3%
Total Essential	33%	34%	27%	43%

Non-Essential
Apparel	19%	21%	33%	3%
Discount / Fast Fashion	9%	9%	13%	3%
Restaurant / Food	9%	8%	7%	9%
Hard Goods	7%	6%	2%	14%
Personal / Professional Service	7%	6%	6%	7%
Home	8%	8%	7%	10%
Other	4%	4%	4%	3%
Gym / Fitness	3%	3%	1%	6%
Theater / Entertainment	1%	1%	—	2%
Total Non-Essential	67%	66%	73%	57%

Total	100%	100%	100%	100%

__________

1.	Data as of September 30, 2020. Percentages based on billed September rents and recoveries.
2.	Includes Walmart, Target and K-Mart.

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Important Notes
Supplemental Report – September 30, 2020

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include gains and losses incidental to its main business (including those related to its RCP investments such as Albertsons) in FFO.

The Company also provides another supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, stock-based compensation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

The Company may also provide from time to time another supplemental disclosure of operating performance, FFO Before Special Items. The Company defines FFO Before Special Items as FFO adjusted for certain unusual items including charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.

It should be noted that the Company’s methods of calculating FFO, AFFO or FFO Before Special Items may be different from methods used by other REITs and, accordingly, may not be comparable to such metrics used by other REITs. FFO, AFFO and FFO Before Special Items do not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. None of these measures should be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

42